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                                                                    EXHIBIT 10.4

                              AMENDED AND RESTATED
                                PLEDGE AGREEMENT



                  THIS AMENDED AND RESTATED PLEDGE AGREEMENT (the "Pledge Agreement"), dated as of May 10, 1999, is executed by and between Florists' Transworld Delivery, Inc., a Michigan corporation (the "Pledgor"), and The First National Bank of Chicago, as contractual representative (the "Agent") for itself and for the "Holders of Secured Obligations" under the Credit Agreement defined below. Capitalized terms used herein and not otherwise defined herein shall have the respective meanings ascribed to such terms in the "Credit Agreement" (as defined below).

                                   WITNESSETH:

                  WHEREAS, the Pledgor, FTD Corporation, a Delaware corporation, the Agent and certain financial institutions (the "Lenders") have entered into a certain Credit Agreement dated as of November 20, 1997 (as amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"), pursuant to which the Lenders agreed, subject to certain conditions precedent, to make loans and other financial accommodations to the Pledgor from time to time;

                  WHEREAS, as a condition to the Agent and the Lenders entering into the Credit Agreement, the Pledgor executed and delivered a Pledge Agreement, dated as of November 20, 1997 (the "Existing Pledge Agreement"), pursuant to which the Pledgor pledged certain of its interests in FTD Holdings, Incorporated and Florists' Transworld Association of Canada, Limited to the Agent; and

                  WHEREAS, the Pledgor has requested that the Existing Pledge Agreement be amended and restated to include Pledgor's interests in ftd.com inc., a Delaware corporation, and the Agent and the Lenders have agreed to such request;

                  NOW, THEREFORE, for and in consideration of the foregoing and of any financial accommodations or extensions of credit (including, without limitation, any loan or advance by renewal, refinancing or extension of the agreements described hereinabove or otherwise) heretofore, now or hereafter made to or for the benefit of the Pledgor pursuant to the Credit Agreement or any other agreement, instrument or document executed pursuant to or in connection therewith, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Pledgor and the Agent hereby agree as follows:

                  1. Pledge. The Pledgor hereby pledges and reaffirms its previous pledge to the Agent, for the benefit of the Agent and the Holders of Secured Obligations, and grants and reaffirms its previous grant to the Agent for the benefit of the Agent and the Holders of Secured Obligations, a security interest in, the following (collectively, the "Pledged Collateral"):


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                  (a) One hundred percent (100%) of the shares of the capital stock of FTD Holdings, Incorporated, one hundred percent (100%) of the shares of Class B common stock of ftd.com inc. and sixty-five percent (65%) of the shares of the capital stock of Florists' Transworld Association of Canada, Limited, now or at any time or times hereafter owned by the Pledgor, and the certificates representing the shares of such capital stock (such now-owned shares being identified on Exhibit A attached hereto and made a part hereof), all options and warrants for the purchase of shares of the stock of FTD Holdings, Incorporated and ftd.com inc. and such rights for up to 65% of the capital stock of Florists' Transworld Association of Canada, Limited, now or hereafter held in the name of the Pledgor (all of said capital stock, options and warrants and all capital stock held in the name of the Pledgor as a result of the exercise of such options or warrants being hereinafter collectively referred to as the "Pledged Stock"), herewith delivered to the Agent accompanied by stock powers in the form of Exhibit B attached hereto and made a part hereof (the "Powers") duly executed in blank, and all dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of, or in exchange for, any or all of the Pledged Stock;

                  (b) All additional shares of stock of FTD Holdings, Incorporated and ftd.com inc. and 65% of all additional shares of stock of Florists' Transworld Association of Canada, Limited, from time to time acquired by the Pledgor in any manner, and the certificates representing such additional shares (any such additional shares shall constitute part of the Pledged Stock and the Agent is irrevocably authorized to amend Exhibit A from time to time to reflect such additional shares), and all options, warrants, dividends, cash, instruments and other rights and options from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such shares;

                  (c) The property and interests in property described in
Section 3 below; and

                  (d) All proceeds of the foregoing.

                  2. Security for Liabilities. The Pledged Collateral secures the prompt payment, performance and observance of (i) the Pledgor's obligations and liabilities under the Credit Agreement and the Loan Documents and (ii) the Pledgor's obligations and liabilities under this Pledge Agreement and each agreement, document or instrument executed pursuant to or in connection with this Pledge Agreement (all such obligations and liabilities of the Pledgor now or hereafter existing being hereinafter referred to as the "Liabilities").

                  3. Pledged Collateral Adjustments. If, during the term of this Pledge Agreement:

                  (a) Any stock dividend, reclassification, readjustment or other change is declared or made in the capital structure of FTD Holdings, Incorporated, ftd.com


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         inc. or Florists' Transworld Association of Canada, Limited, or any
         option included within the Pledged Collateral is exercised, or both, or

                  (b) Any subscription warrants or any other rights or options shall be issued in connection with the Pledged Collateral,

then all new, substituted and additional shares, warrants, rights, options or other securities, issued to the Pledgor by reason of any of the foregoing (or in the case of Florists' Transworld Association of Canada, Limited, 65% of such new, substituted and additional share or other securities, warrants, rights and options for up to 65% of the capital stock of Florists' Transworld Association of Canada, Limited), shall be immediately delivered to and held by the Agent under the terms of this Pledge Agreement and shall constitute Pledged Collateral hereunder; provided, however, that nothing contained in this Section 3 shall be deemed to permit any stock dividend, issuance of additional stock, warrants, rights or options, reclassification, readjustment or other change in the capital structure of FTD Holdings, Incorporated, ftd.com inc. and Florists' Transworld Association of Canada, Limited, which is prohibited by the Credit Agreement.

                  4. Subsequent Changes Affecting Pledged Collateral. The Pledgor represents and warrants that it has made its own arrangements for keeping itself informed of changes or potential changes affecting the Pledged Collateral (including, but not limited to, rights to convert, rights to subscribe, payment of dividends, reorganization or other exchanges, tender offers and voting rights), and the Pledgor agrees that neither the Agent nor any of the Holders of Secured Obligations shall have any obligation to inform the Pledgor of any such changes or potential changes or to take any action or omit to take any action with respect thereto. The Agent may, after the occurrence of a Default, without notice and at its option, transfer or register the Pledged Collateral or any part thereof into its or its nominee's name with or without any indication that such Pledged Collateral is subject to the security interest hereunder. In addition, the Agent may at any time exchange certificates or instruments representing or evidencing Pledged Shares for certificates or instruments of smaller or larger denominations.

                  5. Representations and Warranties. The Pledgor represents and warrants as follows:

                  (a) The Pledgor is the sole legal and beneficial owner of 100% of the issued and outstanding common stock of FTD Holdings, Incorporated and Florists' Transworld Association of Canada, Limited, and of 100% of the issued and outstanding Class B common stock of ftd.com inc., free and clear of any Lien;

                  (b) The Pledgor has full corporate power and authority to enter into this Pledge Agreement;

                  (c) There are no restrictions upon the voting rights associated with, or upon the transfer of, any of the Pledged Collateral;
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                  (d) The Pledgor has the right to vote, pledge and grant a
         security interest in or otherwise transfer such Pledged Collateral free of any Liens;

                  (e) No authorization, approval, or other action by, and no notice to or filing with, any governmental authority or regulatory body which has not been obtained or taken is required either (i) for the pledge of the Pledged Collateral pursuant to this Pledge Agreement or for the execution, delivery or performance of this Pledge Agreement by the Pledgor or (ii) for the exercise by the Agent of the voting or other rights provided for in this Pledge Agreement or the remedies in respect of the Pledged Collateral pursuant to this Pledge Agreement (except as may be required in connection with such disposition by laws affecting the offering and sale of securities generally);

                  (f) The pledge of the Pledged Collateral pursuant to this Pledge Agreement creates a valid and perfected first priority security interest in the Pledged Collateral, in favor of the Agent for the benefit of the Agent and the Holders of Secured Obligations, securing the payment and performance of the Liabilities; and

                  (g) The Powers are duly executed and give the Agent the authority they purport to confer.

                  6. Voting Rights. During the term of this Pledge Agreement, and except as provided in this Section 6 below, the Pledgor shall have the right to vote the Pledged Stock on all corporate questions in a manner not inconsistent with the terms of this Pledge Agreement, the Credit Agreement and any other Loan Document. After the occurrence and during the continuance of a Default, the Agent or the Agent's nominee may, at the Agent's or such nominee's option and following written notice from the Agent to the Pledgor, exercise all voting powers pertaining to the Pledged Collateral, including the right to take action by shareholder consent. Such authorization shall constitute an irrevocable voting proxy from the Pledgor to the Agent or, at the Agent's option, to the Agent's nominee.


                  7. Dividends and Other Distributions. (a) So long as no Default has occurred and is continuing under the Credit Agreement:

                  (i) The Pledgor shall be entitled to receive and retain any and all dividends and interest paid in respect of the Pledged Collateral, provided, however, that any and all

                           (A) dividends and interest paid or payable other than
                  in cash with respect to, and instruments and other property received, receivable or otherwise distributed with respect to, or in exchange for, any of the Pledged Collateral;
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                           (B) dividends and other distributions paid or payable
                  in cash with respect to any of the Pledged Collateral on account of a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in surplus; and

                           (C) cash paid, payable or otherwise distributed with
                  respect to principal of, or in redemption of, or in exchange for, any of the Pledged Collateral;

         shall be Pledged Collateral, and shall be forthwith delivered to the Agent to hold, for the benefit of the Agent and the Holders of Secured Obligations, as Pledged Collateral and shall, if received by the Pledgor, be received in trust for the Agent, for the benefit of the Agent and the Holders of Secured Obligations, be segregated from the other property or funds of the Pledgor, and be delivered immediately to the Agent as Pledged Collateral in the same form as so received (with any necessary endorsement); and

                  (ii) The Agent shall execute and deliver (or cause to be executed and delivered) to the Pledgor all such proxies and other instruments as the Pledgor may reasonably request for the purpose of enabling the Pledgor to receive the dividends or interest payments which it is authorized to receive and retain pursuant to clause (i) above.

         (b)  After the occurrence and during the continuance of a Default:

                  (i) All rights of the Pledgor to receive the dividends and interest payments which it would otherwise be authorized to receive and retain pursuant to Section 7(a)(i) hereof shall thereupon become vested in the Agent, for the benefit of the Agent and the Holders of Secured Obligations, which shall thereupon have the sole right to receive and hold as Pledged Collateral such dividends and interest payments;

                  (ii) All dividends and interest payments which are received by the Pledgor contrary to the provisions of clause (i) of this Section 7(b) shall be received in trust for the Agent, for the benefit of the Agent and the Holders of Secured Obligations, shall be segregated from other funds of the Pledgor and shall be paid over immediately to the Agent as Pledged Collateral in the same form as so received (with any necessary endorsements).

                  8. Transfers and Other Liens. The Pledgor agrees that it will not (i) sell or otherwise dispose of, or grant any option with respect to, any of the Pledged Collateral without the prior written consent of the Agent, or
(ii) create or permit to exist any Lien upon or with respect to any of the Pledged Collateral, except for the security interest under this Pledge Agreement and Liens permitted by the Credit Agreement.

                  9. Remedies. (a) The Agent shall have, in addition to any other rights given under this Pledge Agreement or by law, all of the rights and remedies with respect to the Pledged Collateral of a secured party under the Uniform Commercial Code as in


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effect in the State of Illinois. After the occurrence and during the continuance of a Default and following written notice to the Pledgor, the Agent (personally or through an agent) is hereby authorized and empowered to transfer and register in its name or in the name of its nominee the whole or any part of the Pledged Collateral, to exercise all voting rights with respect thereto and to otherwise act with respect to the Pledged Collateral as though the Agent were the outright owner thereof, the Pledgor hereby irrevocably constituting and appointing the Agent as the proxy and attorney-in-fact of the Pledgor, with full power of substitution to do so, such proxy becoming effective upon the occurrence and during the continuance of a Default and following written notice thereof; provided, however, that the Agent shall have no duty to exercise any such right or to preserve the same and shall not be liable for any failure to do so or for any delay in doing so. In addition, after the occurrence and during the continuance of a Default, the Agent shall have such powers of sale and other powers as may be conferred by applicable law. With respect to the Pledged Collateral or any part thereof which shall then be in or shall thereafter come into the possession or custody of the Agent or which the Agent shall otherwise have the ability to transfer under applicable law, the Agent may, in its sole discretion, without notice except as specified below, after the occurrence and during the continuance of a Default, sell or cause the same to be sold, in compliance with applicable law, at any exchange, broker's board or at public or private sale, in one or more sales or lots, at such price as the Agent reasonably deems best, for cash or on credit or for future delivery, without assumption of any credit risk, and the purchaser of any or all of the Pledged Collateral so sold shall thereafter own the same, absolutely free from any claim, encumbrance or right of any kind whatsoever. The Agent and each of the Holders of Secured Obligations may, in its own name, or in the name of a designee or nominee, buy the Pledged Collateral at any public sale and, if permitted by applicable law, buy the Pledged Collateral at any private sale. The Pledgor will pay to the Agent all reasonable expenses (including, without limitation, court costs and reasonable attorneys' and paralegals' fees and expenses) of, or incidental to, the enforcement of any of the provisions hereof. The Agent agrees to distribute any proceeds of the sale of the Pledged
Collateral in accordance with the Credit Agreement and the Pledgor shall remain liable for any deficiency following the sale of the Pledged Collateral.

                  (b) Unless any of the Pledged Collateral threatens to decline speedily in value or is or becomes of a type sold on a recognized market, the Agent will give the Pledgor reasonable notice of the time and place of any public sale thereof, or of the time after which any private sale or other intended disposition is to be made. Any sale of the Pledged Collateral conducted in conformity with reasonable commercial practices of banks, commercial finance companies, insurance companies or other financial institutions disposing of property similar to the Pledged Collateral shall be deemed to be commercially reasonable. Notwithstanding any provision to the contrary contained herein, the Pledgor agrees that any requirements of reasonable notice shall be met if such notice is received by the Pledgor as provided in Section 25 below at least ten
(10) Business Days before the time of the sale or disposition; provided, however, that Agent may give any shorter notice that is commercially reasonable under the circumstances. Any other requirement of notice, demand or advertisement for sale is waived, to the extent permitted by law.

                  (c) In view of the fact that federal and state securities laws may impose certain restrictions on the method by which a sale of the Pledged Collateral may be effected after a Default, the Pledgor agrees that after the occurrence and during the continuance of a Default, the Agent may, from time to time, attempt to sell all or any part of the Pledged Collateral by means of a private placement restricting the bidders and prospective purchasers to those who are qualified and will represent and agree that they are purchasing for investment only and not for distribution. In so doing, the Agent may solicit offers to buy the Pledged Collateral, or any part of it, from a limited number of investors deemed by the Agent, in its reasonable judgment, to be financially responsible parties who might be interested in purchasing the Pledged Collateral.

                  10. Security Interest Absolute. All rights of the Agent and security interests hereunder, and all obligations of the Pledgor hereunder, shall be absolute and unconditional irrespective of:

                  (i) Any lack of validity or enforceability of the Credit Agreement or any other agreement or instrument relating thereto;

                  (ii) Any change in the time, manner or place of payment of, or in any other term of, all or any part of the Liabilities, or any other amendment or waiver of or any consent to any departure from the Credit Agreement;

                  (iii) Any exchange, release or non-perfection of any other collateral, or any release or amendment or waiver of or consent to departure from any guaranty, for all or any part of the Liabilities; or

                  (iv) any other circumstance which might otherwise constitute a defense available to, or a discharge of, the Pledgor in respect of the Liabilities or of this Pledge Agreement.

                  11. Agent Appointed Attorney-in-Fact. The Pledgor hereby appoints the Agent its attorney-in-fact, with full authority, in the name of the Pledgor or otherwise, after the occurrence and during the continuance of a Default, from time to time in the Agent's sole discretion, to take any action and to execute any instrument which the Agent reasonably deems necessary or advisable to accomplish the purposes of this Pledge Agreement, including, without limitation, to receive, endorse and collect all instruments made payable to the Pledgor when such Default shall be a Default representing any dividend, interest payment or other distribution in respect of the Pledged Collateral or any part thereof and to give full discharge for the same and to arrange for the transfer of all or any part of the Pledged Collateral on the books of the Borrower to the name of the Agent or the Agent's nominee.

                  12. Waivers. (i) The Pledgor waives presentment and demand for payment of any of the Liabilities, protest and notice of dishonor or Default with respect to any of the Liabilities and all other notices to which the Pledgor might otherwise be entitled except as otherwise expressly provided herein or in the other Loan Documents.
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                  (ii) The Pledgor understands and agrees that its obligations and liabilities under this Pledge Agreement shall remain in full force and effect, notwithstanding foreclosure of any real property securing all or any part of the Secured Obligations by trustee sale or any other reason impairing the right of the Pledgor, the Agent or any of the Holders of Secured Obligations to proceed against the Pledgor, any other guarantor or the Pledgor's or such guarantor's property. The Pledgor agrees that all of its obligations under this Pledge Agreement shall remain in full force and effect without defense, offset or counterclaim of any kind, notwithstanding that the Pledgor's rights against the Pledgor may be impaired, destroyed or otherwise affected by reason of any action or inaction on the part of the Agent or any Holder of Secured Obligations.

                  13. Term. This Pledge Agreement shall remain in full force and effect until the Liabilities (other than Liabilities consisting of contingent obligations) have been fully and indefeasibly paid and the Credit Agreement has terminated pursuant to its terms. Upon the termination of this Pledge Agreement as provided above (other than as a result of the sale of the Pledged Collateral), the Agent will release the security interest created hereunder and, if it then has possession of the Pledged Stock, will deliver the Pledged Stock and the Powers to the Pledgor and take such other actions as reasonably requested by the Pledgor in connection with the release of such security interest.

                  14. Definitions. The singular shall include the plural and vice versa and any gender shall include any other gender as the context may require.

                  15. Successors and Assigns. This Pledge Agreement shall be binding upon and inure to the benefit of the Pledgor, the Agent, for the benefit of itself and the Holders of Secured Obligations, and their respective successors and assigns. The Pledgor's successors and assigns shall include, without limitation, a receiver, trustee or debtor-in-possession of or for the Pledgor.

                  16. GOVERNING LAW. THIS PLEDGE AGREEMENT HAS BEEN EXECUTED AND DELIVERED BY THE PARTIES HERETO IN CHICAGO, ILLINOIS. ANY DISPUTE BETWEEN THE AGENT AND THE PLEDGOR ARISING OUT OF OR RELATED TO THE RELATIONSHIP ESTABLISHED BETWEEN THEM IN CONNECTION WITH THIS PLEDGE AGREEMENT OR ANY OTHER LOAN DOCUMENT TO WHICH THE PLEDGOR IS A PARTY, AND WHETHER ARISING IN CONTRACT, TORT, EQUITY, OR OTHERWISE, SHALL BE RESOLVED IN ACCORDANCE WITH THE INTERNAL LAWS, AND NOT THE CONFLICTS OF LAW PROVISIONS, OF THE STATE OF ILLINOIS.

                  17. Consent to Jurisdiction; Counterclaims; Forum Non Conveniens. (a) Exclusive Jurisdiction. Except as provided in subsection (b) of this Section 17, the Agent, on behalf of itself and the Holders of Secured Obligations, and the Pledgor agree that all disputes between them arising out of or related to the relationship established between them in connection with this Pledge Agreement or any other Loan Document to which the Pledgor is a party, whether arising in contract, tort, equity, or otherwise, shall be resolved only by state or federal courts located in Chicago, Illinois, but the parties acknowledge that any appeals from those courts may have to be heard by a court located outside of Chicago, Illinois.

                  (b) Other Jurisdictions. The Agent shall have the right to proceed against the Pledgor or its real or personal property in a court in any location to enable the Agent to obtain personal jurisdiction over the Pledgor, to realize on the Pledged Collateral or any other security for the Liabilities or to enforce a judgment or other court order entered in favor of the Agent. The Pledgor shall not assert any permissive counterclaims in any proceeding brought by the Agent arising out of or relating to this Pledge Agreement.

                  (c) Venue; Forum Non Conveniens. Each of the Pledgor and the Agent waives any objection that it may have (including, without limitation, any objection to the laying of venue or based on forum non conveniens) to the location of the court in which any proceeding is commenced in accordance with this Section 17.

                  18. Service of Process. The Pledgor waives personal service of any process upon it and, consents to service by United States Mail in connection with any dispute between the Pledgor and the Agent arising out of or related to the relationship established between them in connection with this Pledge Agreement or any other Loan Document to which the Pledgor is a party.

                  19. WAIVER OF JURY TRIAL. EACH OF THE PLEDGOR AND THE AGENT WAIVES ANY RIGHT TO TRIAL BY JURY IN ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE, BETWEEN THE AGENT AND THE PLEDGOR ARISING OUT OF OR RELATED TO THE TRANSACTIONS CONTEMPLATED BY THIS PLEDGE AGREEMENT, ANY LOAN DOCUMENT TO WHICH THE PLEDGOR IS A PARTY OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION THEREWITH. EITHER THE PLEDGOR OR THE AGENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS PLEDGE AGREEMENT WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

                  20. Waiver of Bond. The Pledgor waives the posting of any bond otherwise required of the Agent in connection with any judicial process or proceeding to realize on the Collateral or any other security for the Liabilities.

                  21. Advice of Counsel. The Pledgor represents and warrants to the Agent and the Holders of Secured Obligations that it has consulted with its legal counsel regarding all waivers under this Pledge Agreement, including without limitation those under Section 12 and Sections 16 through 20 hereof, that it believes that it fully understands all rights that it is waiving and the effect of such waivers, that it assumes the risk of any misunderstanding that it may have regarding any of the foregoing, and that it intends that such waivers shall be a material inducement to the Agent and the Holders of Secured Obligations to extend the indebtedness secured hereby.

                  22. Severability. Whenever possible, each provision of this Pledge Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but, if any provision of this Pledge Agreement shall be held to be prohibited or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Pledge Agreement.

                  23. Further Assurances. The Pledgor agrees that it will cooperate with the Agent and will execute and deliver, or cause to be executed and delivered, all such other stock powers, proxies, instruments and documents, and will take all such other actions, including, without limitation, the execution and filing of financing statements, as the Agent may reasonably request from time to time in order to carry out the provisions and purposes of this Pledge Agreement.

                  24. The Agent's Duty of Care. The Agent shall not be liable for any acts, omissions, errors of judgment or mistakes of fact or law including, without limitation, acts, omissions, errors or mistakes with respect to the Pledged Collateral, except for those arising out of or in connection with the Agent's (i) gross negligence or willful misconduct, or (ii) failure to use reasonable care with respect to the safe custody of the Pledged Collateral in the Agent's possession. Without limiting the generality of the foregoing, the Agent shall be under no obligation to take any steps necessary to preserve rights in the Pledged Collateral against any other parties but may do so at its option. All reasonable expenses incurred in connection therewith shall be for the sole account of the Pledgor, and shall constitute part of the Liabilities secured hereby.

                  25. Notices. All notices and other communications required or desired to be served, given or delivered hereunder shall be made in writing or by a telecommunications device capable of creating a written record and shall be addressed to the party to be notified as follows:

         if to the Pledgor, at

                  Florists' Transworld Delivery, Inc.
                  3113 Woodcreek Drive
                  Downers Grove, IL 60515-5420
                  Attention: General Counsel
                  Telecopy No.: (630) 719-6183

         if to the Agent, at

                  The First National Bank of Chicago
                  One First National Plaza
                  Suite 0353
                  Chicago, Illinois  60670
                  Attention: Agency Division, Syndications, Placement Department Telecopy No.: (312) 732-7655

         with a copy to,

                  Teresa Kalil
                  NBD Bank
                  611 Woodward Avenue
                  Detroit, MI 48226
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                  Telecopy No.: (313) 225-2290

or, as to each party, at such other address as designated by such party in a written notice to the other party. All such notices and communications shall be deemed to be validly served, given or delivered (i) three (3) days following deposit in the United States mails, with proper postage prepaid; (ii) upon delivery thereof if delivered by hand to the party to be notified; (iii) upon delivery thereof to a reputable overnight courier service, with delivery charges prepaid; or (iv) upon transmission thereof with confirmation of successful transmission from the sending telecommunications device, if sent by telecommunications device.

                  26. Amendments, Waivers and Consents. No amendment or waiver of any provision of this Pledge Agreement nor consent to any departure by the Pledgor herefrom, shall in any event be effective unless the same shall be in writing and signed by the Agent pursuant to the terms of the Credit Agreement, and then such amendment, waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

                  27. Section Headings. The section headings herein are for convenience of reference only, and shall not affect in any way the interpretation of any of the provisions hereof.

                  28. Execution in Counterparts. This Pledge Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which shall together constitute one and the same agreement.

                  29. Merger. This Pledge Agreement represents the final agreement of the Pledgor with respect to the matters contained herein and may not be contradicted by evidence of prior or contemporaneous agreements, or subsequent oral agreements, between the Pledgor and the Agent or any Holder of Secured Obligations.

                  30. No Strict Construction. The parties hereto have participated jointly in the negotiation and drafting of this Pledge Agreement. In the event an ambiguity or question of intent or interpretation arises, this Pledge Agreement shall be construed as if drafted jointly by the parties hereto and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Pledge Agreement.


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


                  IN WITNESS WHEREOF, the Pledgor and the Agent have executed this Amended and Restated Pledge Agreement as of the date set forth above.

                              FLORISTS' TRANSWORLD DELIVERY, INC.


                              By:/s/ Francis C. Piccirillo
                                 ---------------------------------------
                                 Name: Francis Piccirillo
                                 Title: Chief Financial Officer


                              THE FIRST NATIONAL BANK OF CHICAGO, as Agent



                              By: /s/ Teresa A. Kalil
                                 ---------------------------------------
                                 Name: Teresa A. Kalil
                                 Title: Vice President

                                 ACKNOWLEDGMENT


                  The undersigned hereby acknowledges receipt of a copy of the foregoing Amended and Restated Pledge Agreement, agrees promptly to note on its books the security interests granted under such Amended and Restated Pledge Agreement, and waives any rights or requirement at any time hereafter to receive a copy of such Amended and Restated Pledge Agreement in connection with the registration of any Pledged Collateral in the name of the Agent or its nominee or the exercise of voting rights by the Agent or its nominee.


                                     FTD HOLDINGS, INCORPORATED


                                     By: /s/ Francis C. Piccirillo
                                        ---------------------------------------
                                        Name: Francis C. Piccirillo
                                        Title: Chief Financial Officer

                                 ACKNOWLEDGMENT


                  The undersigned hereby acknowledges receipt of a copy of the foregoing Amended and Restated Pledge Agreement, agrees promptly to note on its books the security interests granted under such Amended and Restated Pledge Agreement, and waives any rights or requirement at any time hereafter to receive a copy of such Amended and Restated Pledge Agreement in connection with the registration of any Pledged Collateral in the name of the Agent or its nominee or the exercise of voting rights by the Agent or its nominee.


                                  FTD.COM INC.


                                  By: /s/ Peter K. Poli
                                     ------------------------------------------
                                     Name: Peter K. Poli
                                     Title: V.P., CFO and Secretary

                                    EXHIBIT A
                                       to
                              AMENDED AND RESTATED
                                PLEDGE AGREEMENT
                            dated as of May 10, 1999



                           Pledged Stock Certificates




Name

FTD Holdings, Incorporated          100%                       3,000

Florists' Transworld
  Association of
  Canada, Limited
  ftd.com inc.                        65%                          15
(Class B Common Stock)               100%

                                    EXHIBIT B
                                       to
                                PLEDGE AGREEMENT
                          dated as of November 20, 1997



                               Form of Stock Power




                                   STOCK POWER


                  FOR VALUE RECEIVED, the undersigned does hereby sell, assign
and transfer to                                     Shares of Common Stock of
[                  ], a        corporation represented by Certificate No.
(the "Stock"), standing in the name of the undersigned on the books of said corporation and does hereby irrevocably constitute and appoint as the undersigned's true and lawful attorney, for
it and in its name and stead, to sell, assign and transfer all or any of the Stock, and for that purpose to make and execute all necessary acts of assignment and transfer thereof; and to substitute one or more persons with like full power, hereby ratifying and confirming all that said attorney or substitute or substitutes shall lawfully do by virtue hereof.



Dated:
       ----------------


                                     FLORISTS' TRANSWORLD DELIVERY, INC.


                                     By:
                                        ---------------------------------------
                                        Name:
                                        Title:

                                   STOCK POWER


                  FOR VALUE RECEIVED, the undersigned does hereby sell, assign
and transfer to                               9.75 Shares of Common Stock of
Florists' Transworld Association of Canada, Limited, a          corporation
represented by Certificate No. 1 (the "Stock"), standing in the name of the undersigned on the books of said corporation and does hereby irrevocably
constitute and appoint                            as the undersigned's true and
lawful attorney, for it and in its name and stead, to sell, assign and transfer all or any of the Stock, and for that purpose to make and execute all necessary acts of assignment and transfer thereof; and to substitute one or more persons with like full power, hereby ratifying and confirming all that said attorney or substitute or substitutes shall lawfully do by virtue hereof.



Dated:
      ---------------------



                                     FLORISTS' TRANSWORLD DELIVERY, INC.

                                     By:
                                        -------------------------------------
                                        Name:
                                        Title:

                                   STOCK POWER


                  FOR VALUE RECEIVED, the undersigned does hereby sell, assign
and transfer to                               1 Share of Common Stock of FTD
Holdings, Incorporated, a Delaware corporation represented by Certificate No. 1 (the "Stock"), standing in the name of the undersigned on the books of said corporation and does hereby irrevocably constitute and appoint as the undersigned's true and lawful attorney, for it
and in its name and stead, to sell, assign and transfer all or any of the Stock, and for that purpose to make and execute all necessary acts of assignment and transfer thereof; and to substitute one or more persons with like full power, hereby ratifying and confirming all that said attorney or substitute or substitutes shall lawfully do by virtue hereof.



Dated:
      -------------------------



                                     FLORISTS' TRANSWORLD DELIVERY, INC.

                                     By:
                                        ------------------------------------
                                        Name:
                                        Title:

                                   STOCK POWER


                  FOR VALUE RECEIVED, the undersigned does hereby sell, assign
and transfer to                               2,999 Shares of Common Stock of
FTD Holdings, Incorporated, a Delaware corporation represented by Certificate No. 2 (the "Stock"), standing in the name of the undersigned on the books of said corporation and does hereby irrevocably constitute and appoint as the undersigned's true and lawful attorney, for it
and in its name and stead, to sell, assign and transfer all or any of the Stock, and for that purpose to make and execute all necessary acts of assignment and transfer thereof; and to substitute one or more persons with like full power, hereby ratifying and confirming all that said attorney or substitute or substitutes shall lawfully do by virtue hereof.



Dated:
      -----------------------



                                     FLORISTS' TRANSWORLD DELIVERY, INC.

                                     By:
                                        -------------------------------------
                                        Name:
                                        Title:

                                   STOCK POWER


                  FOR VALUE RECEIVED, the undersigned does hereby sell, assign
and transfer to                                    Shares of Class B Common
Stock of ftd.com inc., a Delaware corporation represented by Certificate No.
the "Stock"), standing in the name of the undersigned on the books of said corporation and does hereby irrevocably constitute and appoint as the undersigned's true and lawful attorney, for it
and in its name and stead, to sell, assign and transfer all or any of the Stock, and for that purpose to make and execute all necessary acts of assignment and transfer thereof; and to substitute one or more persons with like full power, hereby ratifying and confirming all that said attorney or substitute or substitutes shall lawfully do by virtue hereof.



Dated:
      ----------------------



                                     FLORISTS' TRANSWORLD DELIVERY, INC.

                                     By: /s/ Francis C. Piccirillo
                                        ------------------------------------
                                        Name: Francis C. Piccirillo
                                        Title: Chief Financial Officer